AMENDMENT NO. 7
                                 ---------------

The Facultative YRT Reinsurance Agreement (No. FYN-SA 0024) of January 1, 1992 between ERC LIFE REINSURANCE CORPORATION of Overland Park, Kansas and CUNA MUTUAL LIFE INSURANCE COMPANY of Waverly, Iowa is hereby amended as follows:

Effective November 1,1999, the provisions of this Agreement are extended to include reinsurance of the "Members VUL II" Variable Universal Life plan (Form No. 99-VUL).

Schedule C - Reinsurance Premiums is hereby replaced in its entirety by the attached
Schedule C - Reinsurance Premiums - Amended, reflecting the addition of this
Plan.

Schedule C - Reinsurance Premiums is further amended by the addition of the Society of Actuaries 1975-80 Basic Mortality Table.

In all other respects not inconsistent herewith, said Agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in duplicate.

CUNA MUTUAL LIFE INSURANCE                     ERC LIFE REINSURANCE
     COMPANY                                       CORPORATION

By: /s/ Michael A. Hulme                  By: /s/ Raymond D. Jones
   -----------------------------             -----------------------------------

Title: AVP, Life & Health Products        Title: Vice President
      -----------------------------             --------------------------------

Date: December 18, 2000                   Date: October 23, 2000
     ------------------------------            ---------------------------------

                              SCHEDULE C - AMENDED
                              --------------------
                              REINSURANCE PREMIUMS
                              --------------------
                  (Effective November 1, 1999 - Amendment No. 7)

Plans Reinsured
---------------
   FLEXIBLE PREMIUM ADJUSTABLE LIFE (UL2000) AND (UL2000EB)
   FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE (VUL2000) AND (VUL200QEB) "MEMBERS VUL II" VARIABLE UNIVERSAL LIFE (99-VUL)
       DISABILITY WAIVER OF PREMIUM
       ACCIDENTAL DEATH BENEFIT
       GUARANTEED PURCHASE OPTION
       AUTOMATIC INCREASE RIDER

Life Reinsurance
----------------
   FLEXIBLE PREMIUM ADJUSTABLE LIFE (UL2000)
   FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE (VUL2000)
   ---------------------------------------------------
   YRT premium rates, either standard or percentage extra ratings, are the following percentages of the current cost of insurance rates for the Flexible Premium Adjustable Life (UL2000) and the Flexible Premium Variable Adjustable Life (VUL2000) attached to this Schedule.

            Year                 Non-Smoker                 Smoker
            ----                 ----------                 ------
              1                     Zero                     Zero
            2-10                     57%                      57%
            11 +                     90%                      90%

   FLEXIBLE PREMIUM ADJUSTABLE LIFE (UL2000EB)
   FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE (VUL2000EB)
   -----------------------------------------------------
   YRT premium rates, either standard or percentage extra ratings, are the following percentages of the current cost of insurance rates for the Flexible Premium Adjustable Life (UL2000EB) and the Flexible Premium Variable Adjustable Life (VUL2000EB) attached to this Schedule.

            Year                 Non-Smoker                 Smoker
            ----                 ----------                 ------
              1                     Zero                     Zero
            2-10                     61%                      61%
            11 +                     94%                      94%

   "MEMBERS VUL II" VARIABLE UNIVERSAL LIFE (99-VUL)
   -------------------------------------------------
   YRT premium rates, either standard or percentage extra ratings, are the following percentages of the Society of Actuaries 1975-80 Age Nearest Birthday Basic Mortality Table attached to this Schedule.

    Preferred NT        Standard NT        Preferred Tobacco        Tobacco
    ------------        -----------        -----------------        -------
        52%                 73%                  111%                 134%

                       ----------------------------------
                              REINSURANCE PREMIUMS
                              --------------------
                 (Effective November 1, 1999 - Amendment No. 7)

AUTOMATIC INCREASE RIDER
------------------------
YRT reinsurance premium rates for automatic increases to either the Flexible Premium Adjustable Life (UL2000) or the Flexible Premium Variable Adjustable Life (VUL2000) are the following percentages of the current cost of insurance rates used for the base plan attached to this Schedule, calculated for the attained age and duration from the original policy date (i.e. "point-in' scale").

            Year                 Non-Smoker                 Smoker
            ----                 ----------                 ------
              1                     Zero                     Zero
            2-10                     64%                      64%
            11 +                     90%                      90%

YRT reinsurance premium rates for automatic increases to either the Flexible Premium Adjustable Life (UL2000EB) or the Flexible Premium Variable Adjustable Life (VUL2000EB) are the following percentages of the current cost of insurance rates used for the base plan attached to this Schedule, calculated for the attained age and duration from the original policy date (i.e. "point-in' scale").

            Year                 Non-Smoker                 Smoker
            ----                 ----------                 ------
              1                     Zero                     Zero
            2-10                     68%                      68%
            11 +                     94%                      94%

GUARANTEED PURCHASE OPTION
--------------------------
The reinsurance premiums for this option will be the rates used for the base plan, calculated for the attained age and duration from the original policy issue date (i.e. "point-in-scale") applied to the amount of the increase at the exercise of the option plus the appropriate single premium per $1,000 from the guaranteed insurability rider single premiums attached to this schedule, calculated for the option age.

The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount of risk. On substandard cessions involving flat extra premiums payable for six years or more, the reinsurance flat extra premium is 25% in the first year and 90% in renewal years of the reinsured portion of the gross flat extra premium charged on the original policy. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 100% in the first year and 90% in renewal years of the reinsured portion of the gross flat extra premium charged on the original policy in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the twentieth policy anniversary, whichever is later.

                       ----------------------------------
                              REINSURANCE PREMIUMS
                              --------------------
                  (Effective November 1,1999 - Amendment No. 7)

Disability Waiver of Premium
----------------------------
   In the first policy year, the reinsurance premiums will be 25% and in renewal policy years the reinsurance premiums will be 90% of the reinsured portion of the gross disability premium charged on the original policy.

Accidental Death Benefit
------------------------
   In the first policy year, the reinsurance premiums will be 25% and in renewal policy years, the reinsurance premiums will be 90% of the reinsured portion of the gross Accidental Death Benefit premium charged on the original policy.

Interim Insurance
-----------------
   Premiums for interim term insurance are calculated at the second policy year rate for the insured's age at the beginning of the interim period. The premium for the first full policy year will be calculated at the first year rate for the insured's age at the beginning of the policy year.

Term Renewals and Term Conversions
----------------------------------
   Term renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

Term Reversions and Exchanges
-----------------------------
   Term reversions and exchanges which are subject to underwriting commensurate with underwriting for new issues are considered as new insurance for the purpose of determining the duration and appropriate premiums thereon. Term reversions and exchanges which are subject to no underwriting are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon. Term reversions and exchanges subject to limited underwriting will be handled on a mutually agreeable basis at the time of occurrence.

          1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - MALE ANB

-------------------------------------------------------------------------------------------
Age/Dur        1        2        3        4        5        6        7        8        9
-------------------------------------------------------------------------------------------
   0          1.23     0.74     0.48     0.43     0.38     0.34     0.33     0.29     0.27
-------------------------------------------------------------------------------------------
   1          0.49     0.47     0.42     0.36     0.28     0.23     0.22     0.22     0.24
-------------------------------------------------------------------------------------------
   2          0.35     0.37     0.33     0.28     0.23     0.22     0.21     0.24     0.24
-------------------------------------------------------------------------------------------
   3          0.35     0.29     0.25     0.23     0.22     0.20     0.22     0.24     0.27
-------------------------------------------------------------------------------------------
   4          0.29     0.25     0.23     0.22     0.20     0.22     0.24     0.27     0.30
-------------------------------------------------------------------------------------------
   5          0.25     0.23     0.22     0.20     0.22     0.24     0.27     0.30     0.36
-------------------------------------------------------------------------------------------
   6          0.23     0.22     0.20     0.22     0.24     0.27     0.30     0.36     0.50
-------------------------------------------------------------------------------------------
   7          0.19     0.20     0.22     0.24     0.27     0.30     0.35     0.50     0.66
-------------------------------------------------------------------------------------------
   8          0.18     0.21     0.21     0.27     0.29     0.35     0.50     0.66     0.87
-------------------------------------------------------------------------------------------
   9          0.19     0.20     0.24     0.29     0.35     0.50     0.66     0.87     1.05
-------------------------------------------------------------------------------------------
   10         0.18     0.22     0.27     0.35     0.50     0.66     0.87     1.05     1.13
-------------------------------------------------------------------------------------------
   11         0.20     0.25     0.34     0.50     0.66     0.87     1.05     1.13     1.19
-------------------------------------------------------------------------------------------
   12         0.23     0.32     0.50     0.66     0.87     1.05     1.13     1.19     1.23
-------------------------------------------------------------------------------------------
   13         0.30     0.46     0.63     0.87     1.05     1.12     1.19     1.22     1.24
-------------------------------------------------------------------------------------------
   14         0.44     0.59     0.87     1.05     1.12     1.17     1.22     1.23     1.23
-------------------------------------------------------------------------------------------
   15         0.58     0.87     1.05     1.12     1.17     1.21     1.23     1.22     1.20
-------------------------------------------------------------------------------------------
   16         0.87     1.05     1.12     1.17     1.21     1.20     1.21     1.19     1.16
-------------------------------------------------------------------------------------------
   17         1.05     1.12     1.17     1.21      1.2     1.18     1.18     1.15     1.11
-------------------------------------------------------------------------------------------
   18         1.03     1.10     1.13     1.15     1.14     1.11     1.11     1.07     1.04
-------------------------------------------------------------------------------------------
   19         1.00     1.05     1.06     1.07     1.05     1.04     1.02     0.98     0.96
-------------------------------------------------------------------------------------------
   20         0.93     0.97     0.97     0.97     0.97     0.95     0.93     0.90     0.90
-------------------------------------------------------------------------------------------
   21         0.84     0.87     0.87     0.87     0.87     0.86     0.85     0.83     0.85
-------------------------------------------------------------------------------------------
   22         0.73     0.76     0.76     0.76     0.77     0.77     0.77     0.77     0.80
-------------------------------------------------------------------------------------------
   23         0.73     0.76     0.75     0.75     0.75     0.76     0.77     0.77     0.80
-------------------------------------------------------------------------------------------
   24         0.73     0.74     0.73     0.73     0.74     0.76     0.77     0.78     0.82
-------------------------------------------------------------------------------------------
   25         0.72     0.72     0.72     0.72     0.74     0.76     0.77     0.79     0.84
-------------------------------------------------------------------------------------------
   26         0.70     0.70     0.71     0.72     0.73     0.76     0.78     0.82     0.88
-------------------------------------------------------------------------------------------
   27         0.68     0.68     0.70     0.71     0.73     0.77     0.81     0.86     0.92
-------------------------------------------------------------------------------------------
   28         0.66     0.68     0.71     0.73     0.76     0.81     0.86     0.92     1.00
-------------------------------------------------------------------------------------------
   29         0.65     0.68     0.73     0.76     0.81     0.86     0.92     1.00     1.08
-------------------------------------------------------------------------------------------
   30         0.64     0.68     0.76     0.81     0.86     0.92     1.00     1.08     1.17
-------------------------------------------------------------------------------------------
   31         0.63     0.69     0.79     0.86     0.92     1.00     1.08     1.17     1.28
-------------------------------------------------------------------------------------------
   32         0.63     0.71     0.84     0.92     1.00     1.08     1.17     1.28     1.40
-------------------------------------------------------------------------------------------
   33         0.63     0.72     0.88     0.98     1.08     1.17     1.28     1.40     1.58
-------------------------------------------------------------------------------------------
   34         0.63     0.73     0.93     1.05     1.17     1.28     1.40     1.58     1.78
-------------------------------------------------------------------------------------------
   35         0.63     0.76     0.99     1.14     1.28     1.40     1.58     1.78     2.01
-------------------------------------------------------------------------------------------
   36         0.65     0.79     1.06     1.25     1.40     1.58     1.78     2.01     2.24
-------------------------------------------------------------------------------------------
   37         0.67     0.84     1.15     1.37     1.58     1.78     2.01     2.24     2.53
-------------------------------------------------------------------------------------------
   38         0.70     0.89     1.23     1.47     1.70     1.91     2.16     2.41     2.72
-------------------------------------------------------------------------------------------
   39         0.74     0.95     1.33     1.59     1.83     2.07     2.33     2.60     2.93
-------------------------------------------------------------------------------------------
   40         0.79     1.02     1.45     1.73     2.00     2.23     2.51     2.79     3.13
-------------------------------------------------------------------------------------------
   41         0.85     1.11     1.59     1.90     2.17     2.42     2.70     2.98     3.33
-------------------------------------------------------------------------------------------
   42         0.92     1.22     1.76     2.09     2.37     2.62     2.89     3.18     3.52
-------------------------------------------------------------------------------------------
   43         0.99     1.37     1.92     2.30     2.61     2.88     3.18     3.47     3.83
-------------------------------------------------------------------------------------------
   44         1.08     1.53     2.11     2.52     2.86     3.17     3.47     3.79     4.17
-------------------------------------------------------------------------------------------
   45         1.17     1.72     2.31     2.75     3.13     3.47     3.79     4.14     4.56
-------------------------------------------------------------------------------------------

          1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - MALE ANB

-------------------------------------------------------------------------------------------
Age/Dur        1        2        3        4        5        6        7        8        9
-------------------------------------------------------------------------------------------
   46         1.28     1.94     2.51     3.00     3.40     3.78     4.14     4.56     4.91
-------------------------------------------------------------------------------------------
   47         1.39     2.17     2.73     3.25     3.69     4.13     4.56     4.89     5.31
-------------------------------------------------------------------------------------------
   48         1.49     2.27     2.84     3.40     3.90     4.38     4.87     5.28     5.80
-------------------------------------------------------------------------------------------
   49         1.60     2.35     2.95     3.54     4.09     4.62     5.18     5.70     6.33
-------------------------------------------------------------------------------------------
   50         1.70     2.42     3.04     3.66     4.29     4.87     5.51     6.15     6.93
-------------------------------------------------------------------------------------------
   51         1.80     2.48     3.12     3.77     4.47     5.12     5.86     6.65     7.59
-------------------------------------------------------------------------------------------
   52         1.90     2.52     3.17     3.85     4.65     5.38     6.23     7.20     8.32
-------------------------------------------------------------------------------------------
   53         2.06     2.75     3.46     4.23     5.08     5.90     6.84     7.89     9.11
-------------------------------------------------------------------------------------------
   54         2.23     2.99     3.78     4.64     5.57     6.47     7.52     8.66     9.96
-------------------------------------------------------------------------------------------
   55         2.41     3.27     4.12     5.10     6.11     7.11     8.27     9.50    10.86
-------------------------------------------------------------------------------------------
   56         2.61     3.56     4.51     5.61     6.71     7.83     9.09    10.38    11.83
-------------------------------------------------------------------------------------------
   57         2.82     3.89     4.94     6.18     7.38     8.60     9.96    11.33    12.87
-------------------------------------------------------------------------------------------
   58         2.96     4.13     5.44     6.74     8.10     9.20    10.59    12.05    13.66
-------------------------------------------------------------------------------------------
   59         3.10     4.37     6.00     7.34     8.87     9.82    11.23    12.79    14.47
-------------------------------------------------------------------------------------------
   60         3.23     4.63     6.61     7.97     9.71    10.46    11.89    13.57    15.32
-------------------------------------------------------------------------------------------
   61         3.37     4.89     7.26     8.64    10.46    11.59    12.58    14.38    16.18
-------------------------------------------------------------------------------------------
   62         3.50     5.14     7.97     9.36    11.59    11.83    13.29    15.21    17.05
-------------------------------------------------------------------------------------------
   63         3.89     5.77     8.74    10.48    11.83    13.29    15.21    17.05    20.11
-------------------------------------------------------------------------------------------
   64         4.32     6.47     9.57    11.73    13.29    15.21    17.05    20.11    22.42
-------------------------------------------------------------------------------------------
   65         4.80     7.26    10.50    13.13    15.21    17.05    20.11    22.42    25.79
-------------------------------------------------------------------------------------------
   66         5.32     8.14    11.51    14.69    17.05    20.11    22.42    25.79    28.69
-------------------------------------------------------------------------------------------
   67         5.91     9.12    12.62    16.42    20.11    22.42    25.79    28.69    32.93
-------------------------------------------------------------------------------------------
   68         6.51    10.04    13.89    18.04    22.04    24.54    28.23    31.44    34.47
-------------------------------------------------------------------------------------------
   69         7.17    11.05    15.25    19.76    24.12    26.87    30.94    34.47    37.82
-------------------------------------------------------------------------------------------
   70         7.89    12.14    16.72    21.64    26.41    29.44    33.92    37.82    41.49
-------------------------------------------------------------------------------------------
   71         9.53    14.60    19.60    24.97    29.44    34.32    41.78    48.80    57.45
-------------------------------------------------------------------------------------------
   72        11.40    16.64    22.87    28.77    34.15    39.89    48.34    56.16    65.58
-------------------------------------------------------------------------------------------
   73        13.52    19.13    26.61    33.20    39.52    46.21    55.72    64.40    74.61
-------------------------------------------------------------------------------------------
   74        15.94    22.46    30.70    38.25    45.60    53.35    64.01    73.58    84.52
-------------------------------------------------------------------------------------------
   75        18.71    26.26    35.35    43.95    52.45    61.35    73.23    83.67    95.39
-------------------------------------------------------------------------------------------
   76        21.88    30.62    40.61    50.35    60.12    70.26    83.39    94.78   107.62
-------------------------------------------------------------------------------------------
   77        25.51    34.90    46.52    57.51    68.66    80.09    94.57   107.29   121.31
-------------------------------------------------------------------------------------------
   78        29.63    40.42    53.12    65.47    78.04    90.90   107.18   121.31   132.05
-------------------------------------------------------------------------------------------
   79        34.65    46.62    60.45    74.20    88.36   103.10   121.31   132.05   143.63
-------------------------------------------------------------------------------------------
   80        40.30    53.54    68.50    83.78    99.99   116.79   132.05   143.63   156.05
-------------------------------------------------------------------------------------------
   81        46.63    61.18    77.33    94.56   113.02   132.05   143.63   156.05   169.12
-------------------------------------------------------------------------------------------
   82        53.65    69.60    87.27   106.64   127.54   143.63   156.05   169.12   182.61
-------------------------------------------------------------------------------------------
   83        61.41    79.10    98.40   120.07   143.63   156.05   169.12   182.61   196.52
-------------------------------------------------------------------------------------------
   84        72.42    89.77   110.78   134.94   156.05   169.12   182.61   196.52   210.85
-------------------------------------------------------------------------------------------
   85        84.92   104.32   124.48   151.33   169.12   182.61   196.52   210.85   225.60
-------------------------------------------------------------------------------------------
   86        99.04   117.78   139.58   169.12   182.61   196.52   210.85   225.60   240.77
-------------------------------------------------------------------------------------------
   87       114.90   134.20   155.97   182.61   196.52   210.85   225.60   240.77   256.36
-------------------------------------------------------------------------------------------
   88       132.64   152.21   173.48   196.52   210.85   225.60   240.77   256.36   272.37
-------------------------------------------------------------------------------------------
   89       143.75   164.35   186.69   210.85   225.60   240.77   256.36   272.37   288.80
-------------------------------------------------------------------------------------------
   90       155.22   176.87   200.31   225.60   240.77   256.36   272.37   288.80   305.65
-------------------------------------------------------------------------------------------

          1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - MALE ANB

-------------------------------------------------------------------------------------------
                                                                  Ultimate
Age/Dur       10       11       12       13       14       15       Rate         Age
-------------------------------------------------------------------------------------------
   0         0.27     0.25     0.28     0.31     0.38      0.54     0.68         15
-------------------------------------------------------------------------------------------
   1         0.24     0.27     0.30     0.38     0.54      0.68     1.01         16
-------------------------------------------------------------------------------------------
   2         0.27     0.30     0.37     0.54     0.68      1.01     1.14         17
-------------------------------------------------------------------------------------------
   3         0.30     0.37     0.53     0.68     1.01      1.14     1.22         18
-------------------------------------------------------------------------------------------
   4         0.36     0.52     0.66     0.99     1.11      1.22     1.31         19
-------------------------------------------------------------------------------------------
   5         0.50     0.66     0.96     1.09     1.16      1.31     1.37         20
-------------------------------------------------------------------------------------------
   6         0.66     0.94     1.07     1.14     1.21      1.37     1.40         21
-------------------------------------------------------------------------------------------
   7         0.87     1.05     1.13     1.19     1.23      1.40     1.41         22
-------------------------------------------------------------------------------------------
   8         1.05     1.13     1.19     1.23     1.30      1.39     1.40         23
-------------------------------------------------------------------------------------------
   9         1.13     1.19     1.23     1.30     1.35      1.36     1.38         24
-------------------------------------------------------------------------------------------
   10        1.19     1.23     1.30     1.35     1.36      1.32     1.34         25
-------------------------------------------------------------------------------------------
   11        1.23     1.30     1.35     1.36     1.30      1.27     1.29         26
-------------------------------------------------------------------------------------------
   12        1.30     1.35     1.36     1.30     1.25      1.20     1.24         27
-------------------------------------------------------------------------------------------
   13        1.28     1.31     1.30     1.25     1.20      1.16     1.20         28
-------------------------------------------------------------------------------------------
   14        1.24     1.26     1.25     1.19     1.16      1.13     1.17         29
-------------------------------------------------------------------------------------------
   15        1.20     1.19     1.18     1.13     1.12      1.11     1.14         30
-------------------------------------------------------------------------------------------
   16        1.14     1.12     1.12     1.09     1.09      1.09     1.12         31
-------------------------------------------------------------------------------------------
   17        1.07     1.05     1.06     1.05     1.06      1.08     1.11         32
-------------------------------------------------------------------------------------------
   18        1.01     1.00     1.02     1.01     1.03      1.07     1.12         33
-------------------------------------------------------------------------------------------
   19        0.95     0.97     0.97     0.98     1.01      1.07     1.14         34
-------------------------------------------------------------------------------------------
   20        0.91     0.93     0.94     0.96     1.01      1.08     1.17         35
-------------------------------------------------------------------------------------------
   21        0.86     0.90     0.92     0.96     1.02      1.11     1.22         36
-------------------------------------------------------------------------------------------
   22        0.83     0.88     0.91     0.96     1.04      1.15     1.28         37
-------------------------------------------------------------------------------------------
   23        0.84     0.90     0.94     1.00     1.10      1.21     1.36         38
-------------------------------------------------------------------------------------------
   24        0.87     0.93     0.97     1.05     1.17      1.29     1.45         39
-------------------------------------------------------------------------------------------
   25        0.90     0.96     1.03     1.12     1.25      1.38     1.56         40
-------------------------------------------------------------------------------------------
   26        0.95     1.02     1.09     1.20     1.35      1.49     1.70         41
-------------------------------------------------------------------------------------------
   27        1.01     1.08     1.17     1.30     1.47      1.63     1.87         42
-------------------------------------------------------------------------------------------
   28        1.08     1.17     1.28     1.42     1.61      1.81     2.07         43
-------------------------------------------------------------------------------------------
   29        1.17     1.28     1.42     1.58     1.81      2.03     2.31         44
-------------------------------------------------------------------------------------------
   30        1.28     1.42     1.58     1.81     2.03      2.26     2.58         45
-------------------------------------------------------------------------------------------
   31        1.42     1.58     1.18     2.03     2.26      2.53     2.89         46
-------------------------------------------------------------------------------------------
   32        1.58     1.81     2.03     2.26     2.53      2.83     3.24         47
-------------------------------------------------------------------------------------------
   33        1.78     2.01     2.25     2.53     2.83      3.17     3.61         48
-------------------------------------------------------------------------------------------
   34        2.01     2.24     2.53     2.81     3.16      3.54     4.02         49
-------------------------------------------------------------------------------------------
   35        2.24     2.53     2.80     3.13     3.52      3.94     4.45         50
-------------------------------------------------------------------------------------------
   36        2.53     2.80     3.10     3.48     3.91      4.36     4.92         51
-------------------------------------------------------------------------------------------
   37        2.80     3.08     3.43     3.86     4.32      4.82     5.44         52
-------------------------------------------------------------------------------------------
   38        3.04     3.35     3.76     4.25     4.78      5.33     6.00         53
-------------------------------------------------------------------------------------------
   39        3.27     3.64     4.10     4.67     5.28      5.88     6.61         54
-------------------------------------------------------------------------------------------
   40        3.51     3.94     4.47     5.13     5.82      6.48     7.27         55
-------------------------------------------------------------------------------------------
   41        3.75     4.24     4.86     5.62     6.41      7.12     8.01         56
-------------------------------------------------------------------------------------------
   42        3.99     4.57     5.28     6.15     7.05      7.85     8.82         57
-------------------------------------------------------------------------------------------
   43        4.33     4.96     5.71     6.63     7.61      8.50     9.73         58
-------------------------------------------------------------------------------------------
   44        4.70     5.37     6.16     7.16     8.20      9.22    10.75         59
-------------------------------------------------------------------------------------------
   45        5.08     5.80     6.66     7.73     8.85     10.02    11.89         60
-------------------------------------------------------------------------------------------

          1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - MALE ANB

-------------------------------------------------------------------------------------------
                                                                  Ultimate
Age/Dur       10       11       12       13       14       15       Rate         Age
-------------------------------------------------------------------------------------------
  46          5.48     6.28     7.19     8.35     9.56    10.89     13.17         61
-------------------------------------------------------------------------------------------
  47          5.93     6.79     7.78     9.03    10.34    11.58     14.57         62
-------------------------------------------------------------------------------------------
  48          6.49     7.53     8.64     9.94    11.30    12.79     16.07         63
-------------------------------------------------------------------------------------------
  49          7.12     8.36     9.60    10.96    12.32    13.75     17.71         64
-------------------------------------------------------------------------------------------
  50          7.83     9.30    40.69    12.06    13.40    14.77     19.50         65
-------------------------------------------------------------------------------------------
  51          8.61    10.35    11.89    13.24    14.56    15.83     21.47         66
-------------------------------------------------------------------------------------------
  52          9.48    11.51    13.18    14.52    15.80    16.96     23.65         67
-------------------------------------------------------------------------------------------
  53         10.43    12.63    14.52    15.80    16.96    19.16     26.05         68
-------------------------------------------------------------------------------------------
  54         11.44    13.85    15.80    16.96    19.16    21.62     28.69         69
-------------------------------------------------------------------------------------------
  55         12.54    15.17    16.96    19.16    21.62    24.39     31.57         70
-------------------------------------------------------------------------------------------
  56         13.73    16.62    19.16    21.62    24.39    27.47     34.68         71
-------------------------------------------------------------------------------------------
  57         15.03    18.21    21.36    24.39    27.15    30.87     38.00         72
-------------------------------------------------------------------------------------------
  58         15.94    19.22    22.43    25.64    28.58    32.76     41.60         73
-------------------------------------------------------------------------------------------
  59         16.88    20.25    23.49    26.85    29.94    34.70     45.54         74
-------------------------------------------------------------------------------------------
  60         17.85    21.28    24.48    27.97    31.28    36.71     49.90         75
-------------------------------------------------------------------------------------------
  61         18.82    22.26    25.39    29.04    32.61    38.82     54.71         76
-------------------------------------------------------------------------------------------
  62         19.77    23.18    26.21    30.06    33.93    41.03     60.03         77
-------------------------------------------------------------------------------------------
  63         22.42    25.79    28.87    33.14    37.75    44.66     65.85         78
-------------------------------------------------------------------------------------------
  64         25.79    28.69    32.93    36.55    42.02    48.60     72.18         79
-------------------------------------------------------------------------------------------
  65         28.69    32.93    35.12    40.34    46.75    52.83     79.02         80
-------------------------------------------------------------------------------------------
  66         32.93    34.69    38.78    44.51    51.97    57.68     86.36         81
-------------------------------------------------------------------------------------------
  67         34.47    38.42    42.80    49.08    57.68    62.18     94.12         82
-------------------------------------------------------------------------------------------
  68         37.82    42.14    46.91    53.73    62.18    67.77    102.35         83
-------------------------------------------------------------------------------------------
  69         41.49    46.20    51.36    58.72    67.77    73.69    111.41         84
-------------------------------------------------------------------------------------------
  70         45.48    50.57    56.13    64.00    73.69    80.22    121.31         85
-------------------------------------------------------------------------------------------
  71         65.58    74.61    84.52    95.47   107.84   121.31    132.05         86
-------------------------------------------------------------------------------------------
  72         74.61    84.52    95.39   107.67   121.31   132.05    143.63         87
-------------------------------------------------------------------------------------------
  73         84.52    95.39   107.62   121.31   132.05   143.63    156.05         88
-------------------------------------------------------------------------------------------
  74         95.39   107.62   121.31   132.05   143.63   156.05    169.12         89
-------------------------------------------------------------------------------------------
  75        107.62   121.31   132.05   143.63   156.05   169.12    182.61         90
-------------------------------------------------------------------------------------------
  76        121.31   132.05   143.63   156.05   169.12   182.61    196.52         91
-------------------------------------------------------------------------------------------
  77        132.05   143.63   156.05   169.12   182.61   196.52    210.85         92
-------------------------------------------------------------------------------------------
  78        143.63   156.05   169.12   182.61   196.52   210.85    225.60         93
-------------------------------------------------------------------------------------------
  79        156.05   169.12   182.61   196.52   210.85   225.60    240.77         94
-------------------------------------------------------------------------------------------
  80        169.12   182.61   196.52   210.85   225.60   240.77    256.36         95
-------------------------------------------------------------------------------------------
  81        182.61   196.52   210.85   225.60   240.77   256.36    272.37         96
-------------------------------------------------------------------------------------------
  82        196.52   210.85   225.60   240.77   256.36   272.37    288.80         97
-------------------------------------------------------------------------------------------
  83        210.85   225.60   240.77   256.36   272.37   288.80    305.65         98
-------------------------------------------------------------------------------------------
  84        225.60   240.77   256.36   272.37   288.80   305.65    322.92         99
-------------------------------------------------------------------------------------------
  85        240.77   256.36   272.37   288.80   305.65   322.92    340.61        100
-------------------------------------------------------------------------------------------
  86        256.36   272.37   288.80   305.65   322.92   340.61    358.72        101
-------------------------------------------------------------------------------------------
  87        272.37   288.80   305.65   322.92   340.61   358.72    377.25        102
-------------------------------------------------------------------------------------------
  88        288.80   305.65   322.92   340.61   358.72   377.25    396.20        103
-------------------------------------------------------------------------------------------
  89        305.65   322.92   340.61   358.72   377.25   396.20    415.57        104
-------------------------------------------------------------------------------------------
  90        322.92   340.61   358.72   377.25   396.20   415.57    435.36        105
-------------------------------------------------------------------------------------------

         1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - FEMALE ANB

-------------------------------------------------------------------------------------------
Age/Dur        1        2        3        4        5        6        7        8        9
-------------------------------------------------------------------------------------------
   0          0.93     0.34     0.30     0.27     0.24     0.22     0.20     0.18     0.18
-------------------------------------------------------------------------------------------
   1          0.34     0.30     0.27     0.24     0.22     0.20     0.18     0.18     0.18
-------------------------------------------------------------------------------------------
   2          0.28     0.27     0.24     0.22     0.20     0.18     0.18     0.18     0.19
-------------------------------------------------------------------------------------------
   3          0.24     0.24     0.22     0.20     0.18     0.18     0.18     0.19     0.21
-------------------------------------------------------------------------------------------
   4          0.22     0.22     0.20     0.18     0.18     0.18     0.19     0.21     0.24
-------------------------------------------------------------------------------------------
   5          0.20     0.20     0.18     0.18     0.18     0.19     0.21     0.24     0.27
-------------------------------------------------------------------------------------------
   6          0.19     0.18     0.18     0.18     0.19     0.21     0.24     0.27     0.32
-------------------------------------------------------------------------------------------
   7          0.17     0.18     0.18     0.19     0.21     0.24     0.27     0.32     0.36
-------------------------------------------------------------------------------------------
   8          0.16     0.18     0.19     0.21     0.24     0.27     0.32     0.36     0.40
-------------------------------------------------------------------------------------------
   9          0.16     0.19     0.21     0.24     0.27     0.32     0.36     0.40     0.44
-------------------------------------------------------------------------------------------
   10         0.16     0.21     0.24     0.27     0.32     0.36     0.40     0.44     0.47
-------------------------------------------------------------------------------------------
   11         0.17     0.24     0.27     0.32     0.36     0.40     0.44     0.47     0.49
-------------------------------------------------------------------------------------------
   12         0.18     0.27     0.32     0.36     0.40     0.44     0.47     0.49     0.51
-------------------------------------------------------------------------------------------
   13         0.21     0.31     0.35     0.38     0.42     0.45     0.47     0.49     0.52
-------------------------------------------------------------------------------------------
   14         0.25     0.33     0.37     0.40     0.43     0.45     0.47     0.48     0.53
-------------------------------------------------------------------------------------------
   15         0.28     0.35     0.39     0.41     0.43     0.45     0.46     0.48     0.53
-------------------------------------------------------------------------------------------
   16         0.32     0.37     0.39     0.41     0.42     0.43     0.45     0.46     0.53
-------------------------------------------------------------------------------------------
   17         0.36     0.37     0.39     0.40     0.41     0.42     0.43     0.44     0.53
-------------------------------------------------------------------------------------------
   18         0.36     0.37     0.39     0.40     0.41     0.42     0.43     0.44     0.51
-------------------------------------------------------------------------------------------
   19         0.36     0.37     0.39     0.40     0.41     0.42     0.43     0.44     0.50
-------------------------------------------------------------------------------------------
   20         0.35     0.36     0.38     0.39     0.41     0.41     0.43     0.44     0.48
-------------------------------------------------------------------------------------------
   21         0.34     0.36     0.37     0.39     0.40     0.41     0.43     0.44     0.47
-------------------------------------------------------------------------------------------
   22         0.32     0.34     0.36     0.38     0.40     0.41     0.43     0.45     0.46
-------------------------------------------------------------------------------------------
   23         0.32     0.34     0.37     0.39     0.41     0.42     0.45     0.46     0.50
-------------------------------------------------------------------------------------------
   24         0.31     0.34     0.38     0.40     0.42     0.45     0.46     0.50     0.55
-------------------------------------------------------------------------------------------
   25         0.31     0.35     0.39     0.41     0.44     0.46     0.50     0.55     0.59
-------------------------------------------------------------------------------------------
   26         0.30     0.35     0.39     0.43     0.46     0.50     0.55     0.59     0.63
-------------------------------------------------------------------------------------------
   27         0.30     0.35     0.41     0.45     0.50     0.55     0.59     0.63     0.66
-------------------------------------------------------------------------------------------
   28         0.31     0.36     0.42     0.48     0.53     0.59     0.63     0.66     0.76
-------------------------------------------------------------------------------------------
   29         0.32     0.37     0.44     0.51     0.57     0.63     0.66     0.76     0.86
-------------------------------------------------------------------------------------------
   30         0.33     0.39     0.47     0.54     0.62     0.66     0.76     0.86     0.97
-------------------------------------------------------------------------------------------
   31         0.35     0.41     0.50     0.59     0.66     0.76     0.86     0.97     1.08
-------------------------------------------------------------------------------------------
   32         0.38     0.44     0.54     0.65     0.76     0.86     0.97     1.08     1.19
-------------------------------------------------------------------------------------------
   33         0.39     0.46     0.57     0.69     0.82     0.93     1.07     1.19     1.31
-------------------------------------------------------------------------------------------
   34         0.41     0.49     0.60     0.74     0.88     1.02     1.18     1.31     1.48
-------------------------------------------------------------------------------------------
   35         0.43     0.51     0.63     0.79     0.95     1.12     1.30     1.48     1.64
-------------------------------------------------------------------------------------------
   36         0.45     0.54     0.67     0.85     1.04     1.23     1.43     1.63     1.81
-------------------------------------------------------------------------------------------
   37         0.48     0.58     0.71     0.92     1.13     1.35     1.56     1.77     1.98
-------------------------------------------------------------------------------------------
   38         0.51     0.64     0.80     1.04     1.26     1.49     1.70     1.92     2.14
-------------------------------------------------------------------------------------------
   39         0.55     0.72     0.89     1.16     1.39     1.63     1.85     2.08     2.30
-------------------------------------------------------------------------------------------
   40         0.60     0.80     1.00     1.28     1.52     1.78     2.01     2.24     2.46
-------------------------------------------------------------------------------------------
   41         0.65     0.89     1.10     1.41     1.66     1.94     2.17     2.41     2.63
-------------------------------------------------------------------------------------------
   42         0.70     0.98     1.20     1.54     1.80     2.10     2.33     2.58     2.83
-------------------------------------------------------------------------------------------
   43         0.76     1.05     1.29     1.63     1.90     2.20     2.45     2.74     3.01
-------------------------------------------------------------------------------------------
   44         0.81     1.12     1.48     1.71     2.00     2.30     2.59     2.90     3.21
-------------------------------------------------------------------------------------------
   45         0.86     1.19     1.48     1.79     2.10     2.42     2.73     3.07     3.43
-------------------------------------------------------------------------------------------

         1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - FEMALE ANB

-------------------------------------------------------------------------------------------
Age/Dur        1        2        3        4        5        6        7        8        9
-------------------------------------------------------------------------------------------
   46         0.91     1.26     1.58     1.86     2.22     2.53     2.88     3.28     3.67
-------------------------------------------------------------------------------------------
   47         0.96     1.33     1.68     1.95     2.34     2.65     3.06     3.49     3.94
-------------------------------------------------------------------------------------------
   48         1.00     1.39     1.76     2.04     2.45     2.82     3.27     3.76     4.20
-------------------------------------------------------------------------------------------
   49         1.05     1.46     1.83     2.13     2.58     3.00     3.50     4.04     4.48
-------------------------------------------------------------------------------------------
   50         1.10     1.53     1.91     2.24     2.72     3.20     3.74     4.35     4.78
-------------------------------------------------------------------------------------------
   51         1.15     1.60     2.01     2.35     2.86     3.40     4.00     4.68     5.09
-------------------------------------------------------------------------------------------
   52         1.20     1.68     2.10     2.47     3.01     3.61     4.28     5.03     5.40
-------------------------------------------------------------------------------------------
   53         1.26     1.76     2.22     2.65     3.23     3.87     4.57     5.34     5.77
-------------------------------------------------------------------------------------------
   54         1.32     1.85     2.35     2.84     3.47     4.15     4.87     5.65     6.15
-------------------------------------------------------------------------------------------
   55         1.38     1.93     2.48     3.05     3.72     4.43     5.18     5.97     6.55
-------------------------------------------------------------------------------------------
   56         1.45     2.02     2.62     3.27     3.97     4.72     5.50     6.29     6.97
-------------------------------------------------------------------------------------------
   57         1.51     2.11     2.76     3.49     4.24     5.02     5.82     6.62     7.42
-------------------------------------------------------------------------------------------
   58         1.63     2.29     2.99     3.76     4.54     5.34     6.18     7.03     7.88
-------------------------------------------------------------------------------------------
   59         1.75     2.48     3.24     4.04     4.85     5.69     6.57     7.46     8.36
-------------------------------------------------------------------------------------------
   60         1.18     2.68     3.50     4.34     5.18     6.06     6.98     7.93     8.89
-------------------------------------------------------------------------------------------
   61         2.01     2.90     3.77     4.66     5.54     6.45     7.42     8.43     9.45
-------------------------------------------------------------------------------------------
   62         2.15     3.12     4.07     5.01     5.93     6.88     7.90     8.97    10.07
-------------------------------------------------------------------------------------------
   63         2.27     3.27     4.26     5.24     6.21     7.22     8.30     9.49    10.75
-------------------------------------------------------------------------------------------
   64         2.40     3.43     4.46     5.48     6.50     7.57     8.75    10.07    11.53
-------------------------------------------------------------------------------------------
   65         2.53     2.59     4.66     5.73     6.80     7.95     9.24    10.72    12.43
-------------------------------------------------------------------------------------------
   66         2.67     3.76     4.88     5.99     7.12     8.37     9.80    11.47    13.45
-------------------------------------------------------------------------------------------
   67         2.82     3.94     5.10     6.27     7.48     8.85    10.43    12.32    14.61
-------------------------------------------------------------------------------------------
   68         3.06     4.28     5.56     6.87     8.23     9.79    11.60    13.76    16.38
-------------------------------------------------------------------------------------------
   69         3.33     4.67     6.09     7.56     9.11    10.89    12.95    15.42    18.41
-------------------------------------------------------------------------------------------
   70         3.63     5.11     6.70     8.36    10.13    12.16    14.52    17.34    20.73
-------------------------------------------------------------------------------------------
   71         5.01     7.70    10.44    13.52    16.24    19.36    24.15    28.95    35.02
-------------------------------------------------------------------------------------------
   72         6.01     8.87    12.38    15.87    19.26    23.05    28.68    34.23    41.07
-------------------------------------------------------------------------------------------
   73         7.20    10.35    14.68    18.73    22.84    27.42    33.97    40.33    47.96
-------------------------------------------------------------------------------------------
   74         8.63    12.39    17.32    22.10    27.06    32.52    40.08    47.30    55.76
-------------------------------------------------------------------------------------------
   75        10.32    14.81    20.43    26.07    31.97    38.41    47.07    55.20    64.51
-------------------------------------------------------------------------------------------
   76        12.34    17.69    24.09    30.69    37.65    45.16    55.01    64.10    74.28
-------------------------------------------------------------------------------------------
   77        14.74    20.71    28.36    36.01    44.13    52.83    63.96    74.06    85.13
-------------------------------------------------------------------------------------------
   78        17.58    24.64    33.26    42.08    51.48    61.48    73.98    85.13    93.91
-------------------------------------------------------------------------------------------
   79        21.12    29.19    38.86    48.95    59.76    71.17    85.13    93.91   103.24
-------------------------------------------------------------------------------------------
   80        25.23    34.42    45.19    56.66    69.02    81.96    93.91   103.24   113.12
-------------------------------------------------------------------------------------------
   81        29.98    40.36    52.30    65.27    79.31    93.91   103.24   113.12   123.55
-------------------------------------------------------------------------------------------
   82        35.39    47.07    60.24    74.83    90.70   103.24   113.12   123.55   134.53
-------------------------------------------------------------------------------------------
   83        41.53    54.60    69.05    85.39   103.24   113.12   123.55   134.53   146.06
-------------------------------------------------------------------------------------------
   84        49.99    63.00    78.78    97.00   113.12   123.55   134.53   146.06   158.14
-------------------------------------------------------------------------------------------
   85        59.59    74.19    89.47   109.70   123.55   134.53   146.06   158.14   170.77
-------------------------------------------------------------------------------------------
   86        70.43    84.66   101.18   123.55   134.53   146.06   158.14   170.77   183.95
-------------------------------------------------------------------------------------------
   87        82.59    97.28   113.94   134.53   146.06   158.14   170.77   183.95   197.68
-------------------------------------------------------------------------------------------
   88        96.15   111.20   127.80   146.06   158.14   170.77   183.95   197.68   211.96
-------------------------------------------------------------------------------------------
   89       105.02   121.08   138.76   158.14   170.77   183.95   197.68   211.96   226.79
-------------------------------------------------------------------------------------------
   90       114.35   131.45   150.23   170.77   183.95   197.68   211.96   226.79   242.17
-------------------------------------------------------------------------------------------

          1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - FEMALE ANB

-------------------------------------------------------------------------------------------
                                                                  Ultimate
Age/Dur       10       11       12       13       14       15       Rate         Age
-------------------------------------------------------------------------------------------
   0         0.18     0.19     0.21     0.24     0.27     0.32     0.36          15
-------------------------------------------------------------------------------------------
   1         0.19     0.21     0.24     0.27     0.32     0.36     0.40          16
-------------------------------------------------------------------------------------------
   2         0.21     0.24     0.27     0.32     0.36     0.40     0.44          17
-------------------------------------------------------------------------------------------
   3         0.24     0.27     0.32     0.36     0.40     0.44     0.47          18
-------------------------------------------------------------------------------------------
   4         0.27     0.32     0.36     0.40     0.44     0.47     0.49          19
-------------------------------------------------------------------------------------------
   5         0.32     0.36     0.40     0.44     0.47     0.49     0.51          20
-------------------------------------------------------------------------------------------
   6         0.36     0.40     0.44     0.47     0.49     0.51     0.52          21
-------------------------------------------------------------------------------------------
   7         0.40     0.44     0.47     0.49     0.51     0.52     0.53          22
-------------------------------------------------------------------------------------------
   8         0.44     0.47     0.49     0.51     0.52     0.53     0.53          23
-------------------------------------------------------------------------------------------
   9         0.47     0.49     0.51     0.52     0.53     0.53     0.53          24
-------------------------------------------------------------------------------------------
   10        0.49     0.51     0.52     0.53     0.53     0.53     0.53          25
-------------------------------------------------------------------------------------------
   11        0.51     0.52     0.53     0.53     0.53     0.53     0.53          26
-------------------------------------------------------------------------------------------
   12        0.52     0.53     0.53     0.53     0.53     0.53     0.53          27
-------------------------------------------------------------------------------------------
   13        0.53     0.53     0.53     0.53     0.53     0.53     0.53          28
-------------------------------------------------------------------------------------------
   14        0.53     0.53     0.53     0.53     0.53     0.53     0.54          29
-------------------------------------------------------------------------------------------
   15        0.53     0.53     0.53     0.53     0.53     0.54     0.55          30
-------------------------------------------------------------------------------------------
   16        0.53     0.53     0.53     0.53     0.54     0.55     0.58          31
-------------------------------------------------------------------------------------------
   17        0.53     0.53     0.53     0.54     0.55     0.58     0.61          32
-------------------------------------------------------------------------------------------
   18        0.52     0.53     0.54     0.55     0.58     0.61     0.65          33
-------------------------------------------------------------------------------------------
   19        0.50     0.54     0.55     0.58     0.61     0.65     0.70          34
-------------------------------------------------------------------------------------------
   20        0.50     0.55     0.58     0.61     0.65     0.70     0.77          35
-------------------------------------------------------------------------------------------
   21        0.49     0.58     0.61     0.65     0.70     0.77     0.84          36
-------------------------------------------------------------------------------------------
   22        0.50     0.61     0.65     0.70     0.77     0.84     0.93          37
-------------------------------------------------------------------------------------------
   23        0.55     0.65     0.70     0.77     0.84     0.93     1.03          38
-------------------------------------------------------------------------------------------
   24        0.59     0.70     0.77     0.84     0.93     1.03     1.15          39
-------------------------------------------------------------------------------------------
   25        0.63     0.77     0.84     0.93     1.03     1.15     1.29          40
-------------------------------------------------------------------------------------------
   26        0.69     0.84     0.93     1.03     1.15     1.29     1.45          41
-------------------------------------------------------------------------------------------
   27        0.76     0.93     1.03     1.15     1.29     1.45     1.62          42
-------------------------------------------------------------------------------------------
   28        0.86     1.03     1.15     1.29     1.45     1.62     1.79          43
-------------------------------------------------------------------------------------------
   29        0.97     1.15     1.29     1.45     1.62     1.79     1.96          44
-------------------------------------------------------------------------------------------
   30        1.08     1.29     1.45     1.62     1.79     1.96     2.14          45
-------------------------------------------------------------------------------------------
   31        1.19     1.45     1.62     1.79     1.96     2.14     2.33          46
-------------------------------------------------------------------------------------------
   32        1.31     1.62     1.79     1.96     2.14     2.33     2.52          47
-------------------------------------------------------------------------------------------
   33        1.48     1.77     1.94     2.12     2.33     2.52     2.72          48
-------------------------------------------------------------------------------------------
   34        1.64     1.92     2.10     2.30     2.51     2.72     2.93          49
-------------------------------------------------------------------------------------------
   35        1.81     2.07     2.27     2.46     2.71     2.92     3.17          50
-------------------------------------------------------------------------------------------
   36        2.00     2.23     2.43     2.64     2.92     3.16     3.43          51
-------------------------------------------------------------------------------------------
   37        2.19     2.39     2.60     2.82     3.15     3.42     3.71          52
-------------------------------------------------------------------------------------------
   38        2.35     2.56     2.78     3.02     3.38     3.66     4.04          53
-------------------------------------------------------------------------------------------
   39        2.52     2.74     2.98     3.23     3.62     3.94     4.40          54
-------------------------------------------------------------------------------------------
   40        2.69     2.94     3.19     3.46     3.91     4.25     4.80          55
-------------------------------------------------------------------------------------------
   41        2.89     3.15     3.42     3.72     4.23     4.58     5.23          56
-------------------------------------------------------------------------------------------
   42        3.10     3.38     3.69     4.01     4.57     4.94     5.70          57
-------------------------------------------------------------------------------------------
   43        3.31     3.64     3.98     4.34     4.94     5.37     6.22          58
-------------------------------------------------------------------------------------------
   44        3.55     3.92     4.30     4.69     5.37     5.85     6.78          59
-------------------------------------------------------------------------------------------
   45        3.82     4.23     4.64     5.07     5.83     6.36     7.37          60
-------------------------------------------------------------------------------------------

          1975-80 BASIC SELECT AND ULTIMATE MORTALITY TABLES - FEMALE ANB

-------------------------------------------------------------------------------------------
                                                                   Ultimate
Age/Dur       10       11       12       13       14       15        Rate         Age
-------------------------------------------------------------------------------------------
  46          4.11     4.55     5.01     5.49     6.32     6.89       8.00         61
-------------------------------------------------------------------------------------------
  47          4.41     4.90     5.14     5.94     6.84     7.46       8.67         62
-------------------------------------------------------------------------------------------
  48          4.70     5.23     5.77     6.31     7.25     7.88       9.38         63
-------------------------------------------------------------------------------------------
  49          5.02     5.57     6.13     6.70     7.67     8.30      10.15         64
-------------------------------------------------------------------------------------------
  50          5.34     5.92     6.50     7.09     8.09     8.75      10.99         65
-------------------------------------------------------------------------------------------
  51          5.67     6.28     6.88     7.49     8.53     9.21      11.91         66
--------------------------------------------------------------------------------------------
  52          6.01     6.64     7.27     7.91     9.00     9.70      12.92         67
--------------------------------------------------------------------------------------------
  53          6.41     7.05     7.75     8.47     9.68    10.50      14.03         68
--------------------------------------------------------------------------------------------
  54          6.81     7.49     8.26     9.07    10.43    11.37      15.25         69
--------------------------------------------------------------------------------------------
  55          7.25     7.96     8.81     9.27    11.24    12.33      16.63         70
--------------------------------------------------------------------------------------------
  56          7.71     8.46     9.40    10.43    12.13    13.41      18.21         71
--------------------------------------------------------------------------------------------
  57          8.21     9.00    10.04    11.20    13.13    14.65      20.04         72
--------------------------------------------------------------------------------------------
  58          8.17     9.76    10.86    12.11    14.18    15.84      22.17         73
--------------------------------------------------------------------------------------------
  59          9.25    10.60    11.79    13.14    15.40    17.21      24.65         74
--------------------------------------------------------------------------------------------
  60          9.83    11.55    12.85    14.33    16.80    18.78      27.53         75
--------------------------------------------------------------------------------------------
  61         10.47    12.64    14.08    15.70    18.42    20.59      30.86         76
--------------------------------------------------------------------------------------------
  62         11.19    13.90    15.50    17.30    20.28    22.64      34.69         77
--------------------------------------------------------------------------------------------
  63         12.11    15.04    16.80    18.79    22.08    24.73      39.07         78
--------------------------------------------------------------------------------------------
  64         13.17    16.34    18.28    20.47    24.09    27.05      44.00         79
--------------------------------------------------------------------------------------------
  65         14.38    17.83    19.94    22.34    26.30    29.55      49.48         80
--------------------------------------------------------------------------------------------
  66         15.78    19.51    21.81    24.41    28.69    32.20      55.51         81
--------------------------------------------------------------------------------------------
  67         17.37    21.40    23.87    26.64    31.21    34.98      62.09         82
--------------------------------------------------------------------------------------------
  68         19.53    23.87    26.64    29.96    34.98    39.13      69.22         83
--------------------------------------------------------------------------------------------
  69         21.99    26.64    29.96    33.61    39.13    43.62      76.90         84
--------------------------------------------------------------------------------------------
  70         24.77    29.96    33.61    37.59    43.62    48.46      85.13         85
--------------------------------------------------------------------------------------------
  71         41.07    47.96    55.76    64.57    74.44    85.13      93.91         86
--------------------------------------------------------------------------------------------
  72         47.96    55.76    64.51    74.32    85.13    93.91     103.24         87
--------------------------------------------------------------------------------------------
  73         55.76    64.51    74.28    85.13    93.91   103.12     113.12         88
--------------------------------------------------------------------------------------------
  74         64.51    74.28    85.13    93.91   103.24   113.12     123.55         89
--------------------------------------------------------------------------------------------
  75         74.28    85.13    93.91   103.24   113.12   123.55     134.53         90
--------------------------------------------------------------------------------------------
  76         85.13    93.91   103.24   113.12   123.55   134.53     146.06         91
--------------------------------------------------------------------------------------------
  77         93.91   103.24   113.12   123.55   134.53   146.06     158.14         92
--------------------------------------------------------------------------------------------
  78        103.24   113.12   123.55   134.53   146.06   158.14     170.77         93
--------------------------------------------------------------------------------------------
  79        113.12   123.55   134.53   146.06   158.14   170.77     183.95         94
--------------------------------------------------------------------------------------------
  80        123.55   134.53   146.06   158.14   170.77   183.95     197.68         95
--------------------------------------------------------------------------------------------
  81        134.53   146.06   158.14   170.77   183.95   197.68     211.96         96
--------------------------------------------------------------------------------------------
  82        146.06   158.14   170.77   183.95   197.68   211.96     226.79         97
--------------------------------------------------------------------------------------------
  83        158.14   170.77   183.95   197.68   211.96   226.79     242.17         98
--------------------------------------------------------------------------------------------
  84        170.77   183.95   197.68   211.96   226.79   242.17     258.10         99
--------------------------------------------------------------------------------------------
  85        183.95   197.68   211.96   226.79   242.17   258.10     274.58        100
--------------------------------------------------------------------------------------------
  86        197.68   211.96   226.79   242.17   258.10   274.58     291.61        101
--------------------------------------------------------------------------------------------
  87        211.96   226.79   242.17   258.10   274.58   291.61     309.19        102
--------------------------------------------------------------------------------------------
  88        226.79   242.17   258.10   274.58   291.61   309.19     327.32        103
--------------------------------------------------------------------------------------------
  89        242.17   258.10   274.58   291.61   309.19   327.32     346.00        104
--------------------------------------------------------------------------------------------
  90        258.10   274.58   291.61   309.19   327.32   346.00     365.23        105
--------------------------------------------------------------------------------------------